                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            _______________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 30, 1997



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      01-08916                 41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS employer
     of incorporation)                file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:    (612) 293-3400
                                                    --------------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


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          Exhibit No.   Description
          -----------   -----------

             99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $550,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997-5, issued by Green Tree Financial Corporation, as Seller and Servicer.



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By: /s/ Joel H. Gottesman
                                  -----------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President, General Counsel
                                     and Secretary


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                               INDEX TO EXHIBITS



Exhibit Number                                                         Page
--------------                                                         ----

     99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $550,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
              Series 1997-5, issued by Green Tree Financial Corporation, as Seller and Servicer.


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